Exhibit 10.35

CONFIDENTIAL

NEUROSIGMA, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

This NOTE AND WARRANT PURCHASE AGREEMENT, dated as of January 28, 2014, (this “Agreement”) is entered into by and among NeuroSigma, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on the schedule of investors attached hereto as Schedule I (each an “Investor” and, collectively, the “Investors”).

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A. On the terms and subject to the conditions set forth herein, each Investor is willing to purchase from the Company, and the Company is willing to sell to each Investor, promissory notes in the principal amounts set forth on Schedule I hereto, together with related warrants to acquire shares of the Company’s Common Stock.

B. Capitalized terms not otherwise defined herein shall have the meaning set forth in the form of Note (as defined below) attached hereto as Exhibit A.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Notes and Warrants.

(a) Issuance of Notes and Warrants. At the Closing (as defined below), the Company agrees to issue and sell to each Investor, and, subject to all of the terms and conditions hereof, each Investor agrees to purchase a promissory note in the form of Exhibit A hereto (each, a “Note,” and collectively, the “Notes”) in the principal amount set forth opposite the respective Investor’s name on Schedule I hereto. In consideration for the purchase by each Investor of its Note, the Company will issue to each Investor a warrant in the form attached hereto as Exhibit B (each, a “Warrant,” and collectively the “Warrants”) to acquire shares of the Company’s Common Stock. Each Investor shall be entitled to receive a Warrant for a number of shares of the Company’s Common Stock determined by dividing 25% of the original principal amount of such Investor’s Note by the Exercise Price (as defined in the Warrant).

(b) Delivery. The sale and purchase of the Note and the Warrant shall take place at a closing (the “Closing”) to be held at such place and time as the Company and each Investor may determine (the “Closing Date”). At the Closing, the Company will deliver to each Investor a Note and a Warrant to be purchased by each Investor, against receipt by the Company of the corresponding purchase price set forth on Schedule I hereto (the “Purchase Price”). The minimum required Purchase Price from each Investor shall be $50,000. The Note and the Warrant will be registered in each Investor’s name in the Company’s records.

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(c) Subsequent Closing. Following the initial Closing, the Company may sell additional notes (the “Additional Notes”) and additional warrants (the “Additional Warrants”) to the same or other investors (the “Additional Investors”) on the same terms set forth in this Agreement. The Company shall revise Schedule I to this Agreement to reflect such additional sales. The closing of the purchases and sales of the Additional Notes and Additional Warrants shall take place at such times and places as the Company and the Additional Investor(s) shall mutually agree (each closing a “Subsequent Closing”). At the Subsequent Closing, the Company will deliver to each of the Additional Investors the respective Note and Warrant to be purchased by such Additional Investor, against receipt by the Company of the corresponding purchase price set forth on Schedule I hereto (also, the “Purchase Price”). Each of the Notes and Warrants will be registered in such Additional Investor’s name in the Company’s records. Unless the context requires otherwise, the Closing and any Subsequent Closing is generally referred to as a “Closing”, and each Investor and each Additional Investor is generally referred to as an “Investor.” Each Additional Investor under this Section 1(c) shall be deemed to be an Investor under this Agreement subject to the terms and conditions hereunder, and any Additional Notes and Additional Warrants purchased and sold in a Subsequent Closing shall be deemed respectively to be “Notes” and “Warrants” (as defined in Section 1(a) of this Agreement).

2. Representations and Warranties of the Company. The Company represents and warrants to each Investor that:

(a) Due Incorporation, Qualification, etc. The Company (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; (ii) has the corporate power and corporate authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is qualified to do business and is in good standing as a foreign corporation in the State of California.

(b) Authority. The execution, delivery and performance by the Company of each Transaction Document (defined below) to be executed by the Company and the consummation of the transactions contemplated thereby (i) are within the corporate power of the Company and (ii) have been duly authorized by all necessary corporate action on the part of the Company.

(c) Enforceability. Each Transaction Document executed by the Company has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

3. Representations and Warranties of each of the Investors. Each of the Investors represents and warrants to the Company on the date hereof, on the applicable Closing Date, and on the date of exercise of the Warrants that:

(a) Binding Obligation. Such Investor has full legal capacity, power and authority to execute and deliver each Transaction Document and to perform its obligations

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hereunder. Each Transaction Document is a valid and binding obligation of such Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b) Securities Law Compliance. Such Investor has been advised that the Note, the Warrant and the underlying securities are characterized as “restricted securities” under the federal securities laws and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Investor is aware that the Company is under no obligation to effect any such registration with respect to the Note, the Warrant or the underlying securities, or to file for or comply with any exemption from registration. Such Investor has not been formed solely for the purpose of making this investment and is purchasing the Note, the Warrant and any underlying securities to be acquired by such Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, any immediate distribution thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Note, the Warrant or underlying securities. Such Investor is an investor in securities of companies in the development stage and acknowledges that it has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Investor is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act. The offer to sell the Note, the Warrant and the underlying securities was directly communicated to such Investor by the Company. At no time was such Investor presented with or solicited by any leaflet, advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any other form of general advertising, or solicited or invited to attend a promotional meeting or any seminar or meeting by any general solicitation or general advertising.

(c) Access to Information. Such Investor acknowledges that the Company has given such Investor access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by such Investor, and has furnished such Investor with all documents and other information required for such Investor to make an informed decision with respect to the purchase of the Note, the Warrant and any underlying securities.

(d) Brokers or Finders. Such Investor has not engaged any brokers, finders or agents, and neither the Company nor any other Investor has, nor will, incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’

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fees or agents’ commissions or any similar charges in connection with the Transaction Documents.

4. Conditions to Closing of each of the Investors. Each Investor’s obligations at the Closing are subject to the fulfillment, on or prior to the applicable Closing Date, of all of the following conditions, any of which may be waived in whole or in part by such Investor:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made, and shall be true and correct on the applicable Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the applicable Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of such Investor’s Note.

(c) Legal Requirements. At the applicable Closing, the sale and issuance by the Company, and the purchase by such Investor, of the Note and the Warrant shall be legally permitted by all laws and regulations to which such Investor or the Company are subject.

(d) Transaction Documents. The Company shall have duly executed and delivered to such Investor the following documents (each, a “Transaction Document,” together, the “Transaction Documents”):

(i) This Agreement;

(ii) Such Investor’s Note issued hereunder; and

(iii) Such Investor’s Warrant issued hereunder.

5. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Note to each Investor at the Closing is subject to the fulfillment, on or prior to the applicable Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

(a) Representations and Warranties. The representations and warranties made by the Investors in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the applicable Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the initial Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of such Investor’s Note.

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(c) Legal Requirements. At the applicable Closing, the sale and issuance by the Company, and the purchase by such Investor, of such Investor’s Note shall be legally permitted by all laws and regulations to which such Investor or the Company are subject.

(d) Transaction Documents. Such Investor shall have duly executed and delivered the Transaction Documents to the Company.

(e) Purchase Price. Such Investor shall have delivered to the Company the Purchase Price in respect of the Note and the Warrant being purchased by such Investor referenced in Section 1 hereof. The minimum required Purchase Price from each Investor shall be $50,000.

6. Miscellaneous.

(a) Acknowledgements. The Company is in the preliminary stages of commencing an initial underwritten public offering pursuant to an effective registration statement to be filed with the Securities and Exchange Commission (the “IPO”). The Investor’s acknowledge that the Company’s potential IPO is in a preliminary stage, and there can be no assurances that the IPO will, in fact, be effected.

(b) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Investors holding Notes with a principal amount equal to at least 50% of the principal then outstanding under all Notes (a “Majority in Interest”); provided however, that no consent is required for amendments to Schedule I to reflect Subsequent Closings. Notwithstanding the foregoing, in the event an amendment, waiver, or modification of this Agreement adversely affects the rights of any Investor in a manner different than the other Investors other than by virtue of the principal amount invested hereunder, then the written consent of such affected Investor shall also be required to enforce such amendment, waiver or modification.

(c) Lock-Up Agreement. Each Investor agrees, in connection with the Company’s initial public offering of the Company’s securities, upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Company’s securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, however, that such 180 day period may be extended to the extent necessary to permit any managing underwriter to comply with NASD Rule 2711(f)(4) or any successor rule thereto. Each Investor acknowledges that the Company will cause to be placed on the Warrants (and any securities issued directly or indirectly on the exercise of such Warrants) the following legend:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A LOCKUP PERIOD FOLLOWING THE EFFECTIVE DATE OF A

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REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH LOCKUP PERIOD IS BINDING ON TRANSFEREES OF THESE SECURITIES.”

(d) Other Restrictions on Transfer. Each Investor acknowledges that the Company will cause to be placed on the Notes and the Warrants (and any securities issued directly or indirectly on the exercise of such Warrants) a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

(e) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

(f) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(g) Successors and Assigns. Subject to the restrictions on transfer described in Section 6(h) below, the rights and obligations of the Company and each Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(h) Transferability of the Notes and Warrants. The Company will keep, at its principal executive office, books for the registration and registration of transfer of the Notes and the Warrants. The Notes and the Warrants may only be transferred pursuant to the terms set forth therein. Prior to presentation of the Note or the Warrant for transfer, the Company shall treat the person in whose name such Note or Warrant is registered as the owner and holder of such Note or Warrant for all purposes whatsoever, and the Company shall not be affected by notice to the contrary.

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(i) Replacement of the Notes. Subject to any restrictions on or conditions to transfer set forth in any Note, the holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s chief executive office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such person or persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

(j) No Stockholder Rights. The holder of this Note shall not be entitled to any rights of a stockholder with respect to the Company, including (without limitation) the right to vote, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

(k) Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among the Company and the Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(l) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party as follows:

If to an Investor:	At the Investor’s address or facsimile number set forth in the Schedule of Investors attached as Schedule I.

If to the Company:	NeuroSigma, Inc.
Attn: Leon Ekchian
10960 Wilshire Boulevard, Suite 1910
Los Angeles, California 90024

With a copy to:	Haynes and Boone, LLP
Attn: Gregory R. Samuel
2323 Victory Avenue, Suite 700
Dallas, Texas 75219
Fax: 214-200-0577

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The parties may change their respective addresses or facsimile numbers for the purpose of this Agreement by giving notice of such change to the other parties in the manner which is provided in this Section 6(l). All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(m) Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(n) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

[Signature Pages Follow]

CONFIDENTIAL

IN WITNESS WEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

NEUROSIGMA, INC. a Delaware corporation

By:	/s/ Leon Ekchian
Name:	Leon Ekchian
Title:	President & CEO

[Signature Pages Continue on the Following Page]

[Signature Page to the Note and Warrant Purchase Agreement]

CONFIDENTIAL

FOR INVESTORS THAT ARE INDIVIDUALS:

Date:	23 January 2014	Signature:

/s/ Norman E. Witt, Jr.

/s/ Monica S. Witt
Marital Status: Married ☐ Not Married ☐

Name (please print):

Social Security Number:		Norman E. Witt, Jr. & Monica S. Witt, JTWROS

Principal Amount of Note: $200,000.00
Address:

FOR INVESTORS THAT ARE TRUSTS:

Date:	Name of Trust:

Address:

Social Security Number or other	Signature of Trustee
Taxpayer Identification Number:

If applicable:

Principal Amount of Note: $	Signature of Co-Trustee:

FOR INVESTORS THAT ARE CORPORATIONS, LIMITED LIABILITY COMPANIES OR PARTNERSHIPS:

Date:	Name of Entity:

Address:

Signature:

Taxpayer Identification Number:

Title of Signatory:

Principal Amount of Note: $

[Signature Page to the Note and Warrant Purchase Agreement]

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SCHEDULE I

SCHEDULE OF INVESTORS

Name and Address of Investor	Closing Date	Original Principal Amount of the Note	Number of Shares of Common Stock Subject to the Warrant
Norman E. Witt, Jr. and Monica S. Witt, Joint Tenants with Right of Survivorship	January 28, 2014	$200,000	6,002

TOTALS:		$200,000.00	6,002